UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 2, 2007

Tradestar Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Three Riverway, Ste. 1500, Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 479-7000

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 2, 2007, Tradestar Services, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with 383210 Alberta Ltd., a corporation organized and existing under the laws of Alberta, Canada, Dave Hunter Resources Inc., a corporation organized and existing under the laws of Alberta, Canada (collectively, the “Sellers”), Barry Ahearn and Dave Hunter, residents of Sylvan Lake and Ardrossan, Canada, respectively, and holders of all of the issued and outstanding capital stock of the Sellers (collectively the “Shareholders”) (as announced in a Form 8-K filed on February 5, 2007) to purchase 100% of the outstanding capital stock of Decca Consulting Ltd. , an energy consulting services corporation organized and existing under the laws of Alberta, Canada (“Decca”).  On February 28, 2007 the Parties agreed to extend the termination date of the Purchase Agreement.  On March 2, 2007, the parties amended and restated the Purchase Agreement in its entirety and pursuant thereto 1297181 Alberta Ltd., a corporation organized and existing under the laws of Alberta, Canada and a wholly-owned subsidiary of the Company (the “Subsidiary”), assumed the Company’s obligations under the Purchase Agreement (the “A&R Purchase Agreement”).  Also on March 2, 2007, the Company and the Subsidiary consummated the transactions contemplated by the A&R Purchase Agreement and completed the acquisition of the Decca stock for aggregate consideration of Cdn $2.6 million in cash, Cdn $1.45 million in 9% secured notes, secured by the stock of Decca, made by the Company with a five year maturity date and 828,572 shares of the Company’s common stock.  Decca, headquartered in Calgary, Alberta, provides staffing services to the Canadian energy market through approximately 75 consultants who provide drilling-related services and other consulting services to oil and gas operators in Alberta and neighboring provinces. On March 2, 2007, the Company also issued warrants to purchase an aggregate 200,000 shares of its common stock at an exercise price of $2.10 per share to the Sellers as consideration for future consulting services.

The Company used cash on hand and an increase in its Revolving Credit Facility with Wells Fargo Bank, National Association (“Wells Fargo”) acting through its Wells Fargo Business Credit operating division to fund the cash portion of the purchase price, inclusive of a two year term structural overadvance of $1.5 million thereunder.  The amended facility provides for aggregate borrowings of up to $8.5 million, consisting of a revolving credit line of up to $7.0 million (subject to a borrowing base) and the $1.5 million term structural overadvance, and is guaranteed by the Company and secured by substantially all of the assets of its wholly-owned subsidiaries, Tradestar Construction Services, Inc. and Petroleum Engineers, Inc.  The amended revolving credit line matures in May 2010 and bears interest at prime plus 1% per annum.  However, borrowings under the structural overadvance of $1.5 million bear interest at prime plus 4% per annum, with an $862,000 principal payment due on March 15, 2007, and the remaining balance of the structural advance being amortized over 24 months with a final maturity in March, 2009.  Aggregate borrowings under the amended revolving credit line may not exceed a borrowing base calculated as the lesser of $7.0 million or the sum of 85 % of Eligible Accounts Receivable (as defined therein).  The Company and Wells Fargo contemplate that a long-term working capital line for Decca will be in place on or before March 15, 2007 which will provide for revolving borrowings of up to Cdn $4 million and a two year term structural overadvance in the amount of Cdn $0.75 million.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The description of the material terms of the acquisition of Decca stock included in 1.01 of this form 8-K is incorporated by reference into this Item.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the material terms of the Wells Fargo Revolving Credit Facility included in Item 1.01 of this Form 8-K is incorporated by reference into this Item.

Item 3.02.  Unregistered Sale of Securities.

As consideration for entering into the A&R Purchase Agreement on March 2, 2007, the Sellers were issued a total of 828,572 shares of the Company’s common stock as partial payment of the purchase price.  The shares were issued on March 2, 2007.  In issuing such shares, the Company relied on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Sellers have been granted piggyback registration rights.

Also on March 2, 2007, in connection with the purchase of Decca, the Company issued warrants to purchase an aggregate of 200,000 shares of its common stock at an exercise price of $2.10 per share to the Sellers as consideration for future consulting services.  The warrants are for the period commencing on March 2, 2007 and ending on March 2, 2013.  The warrants have a one (1) year vesting period from the date of issuance.  In issuing the warrants, the Company relied on an exemption from registration under Section 4(2) of the Securities Act.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2007, the Company amended the First Article of its Articles of Incorporation solely to change the corporate name from “Tradestar Services, Inc.” to “Stratum Holdings, Inc.”  A copy of the Company’s Certificate of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Nevada, amending First Article of the Company’s Articles of Incorporation solely to reflect the Company’s new corporate name, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The Company name change and amendment of the Articles of Incorporation was approved by written consent of the holders of an aggregate of 53.8% of the Company’s outstanding common stock.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Decca Consulting Ltd..

The Company will file the financial statements required by Regulation S-X not later than 71 calendar days following the date of this report.

(b) Pro Forma Financial Information.

The Company will file the pro forma financial information required by Regulation S-X not later than 71 calendar days following the date of this report.

(d)  Exhibits

3.1	Certificate of Amendment to Articles of Incorporation of Tradestar Services, Inc.

10.1	Letter Purchase Agreement, dated February 28, 2007, by and among Tradestar Services, Inc., 383210 Alberta Ltd., Dave Hunter Resources Inc., Barry Ahearn and Dave Hunter

10.2

Amended and Restated Stock Purchase Agreement, dated March 2, 2007, by and among Tradestar Services, Inc., 1297181 Alberta Ltd., 383210 Alberta Ltd., Dave Hunter Resources Inc., Barry Ahearn and Dave Hunter

10.3	Registration Rights Agreement, dated March 2, 2007, by and among Tradestar Services, Inc., 383210 Alberta Ltd. and Dave Hunter Resources Inc.

10.4	Pledge and Security Agreement, dated March 2, 2007, by and among Tradestar Services, Inc., 383210 Alberta Ltd. and Dave Hunter Resources Inc.

10.5.1	Decca Promissory Note No. 1, dated March 2, 2007, made by Tradestar Services, Inc. in favor of 383210 Alberta Ltd. in the original principal amount of Cdn $725,000

10.5.2	Decca Promissory Note No. 2, dated March 2, 2007, made by Tradestar Services, Inc. in favor Dave Hunter Resources Inc. in original principal amount Cdn $725,000

10.6.1	Warrant, dated March 2, 2007, to purchase 100,000 shares of common stock of Tradestar Services, Inc. issued to 383210 Alberta Ltd.

10.6.2	Warrant, dated March 2, 2007, to purchase 100,000 shares of common stock of Tradestar Services, Inc. issued to Dave Hunter Resources Inc.

10.7	First Amendment to Credit and Security Agreement, dated March 2, 2007, by and among Tradestar Construction Services, Inc., Petroleum Engineers, Inc. and Wells Fargo Bank, National Association

10.8

Amended and Restated Revolving Note, dated March 2, 2007, made by Tradestar Construction Services, Inc. and Petroleum Engineers, Inc. in favor of Wells Fargo Bank, National Association in the original principal amount of $7,000,000

10.9

Structural Overadvance Note, dated March 2, 2007, made by Tradestar Construction Services, Inc. and Petroleum Engineers, Inc. in favor of Wells Fargo Bank, National Association in the original principal amount of $1,500,000

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRADESTAR SERVICES, INC.
(Registrant)

Date:	March 8, 2007	By:	/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation of Tradestar Services, Inc.

10.1	Letter Purchase Agreement, dated February 28, 2007, by and among Tradestar Services, Inc., 383210 Alberta Ltd., Dave Hunter Resources Inc., Barry Ahearn and Dave Hunter

10.2

Amended and Restated Stock Purchase Agreement, dated March 2, 2007, by and among Tradestar Services, Inc., 1297181 Alberta Ltd., 383210 Alberta Ltd., Dave Hunter Resources Inc., Barry Ahearn and Dave Hunter

10.3	Registration Rights Agreement, dated March 2, 2007, by and among Tradestar Services, Inc., 383210 Alberta Ltd. and Dave Hunter Resources Inc.

10.4	Pledge and Security Agreement, dated March 2, 2007, by and among Tradestar Services, Inc., 383210 Alberta Ltd. and Dave Hunter Resources Inc.

10.5.1	Decca Promissory Note No. 1, dated March 2, 2007, made by Tradestar Services, Inc. in favor of 383210 Alberta Ltd. in the original principal amount of Cdn $725,000

10.5.2	Decca Promissory Note No. 2, dated March 2, 2007, made by Tradestar Services, Inc. in favor Dave Hunter Resources Inc. in original principal amount Cdn $725,000

10.6.1	Warrant, dated March 2, 2007, to purchase 100,000 shares of common stock of Tradestar Services, Inc. issued to 383210 Alberta Ltd.

10.6.2	Warrant, dated March 2, 2007, to purchase 100,000 shares of common stock of Tradestar Services, Inc. issued to Dave Hunter Resources Inc.

10.7	First Amendment to Credit and Security Agreement, dated March 2, 2007, by and among Tradestar Construction Services, Inc., Petroleum Engineers, Inc. and Wells Fargo Bank, National Association

10.8

Amended and Restated Revolving Note, dated March 2, 2007, made by Tradestar Construction Services, Inc. and Petroleum Engineers, Inc. in favor of Wells Fargo Bank, National Association in the original principal amount of $7,000,000

10.9

Structural Overadvance Note, dated March 2, 2007, made by Tradestar Construction Services, Inc. and Petroleum Engineers, Inc. in favor of Wells Fargo Bank, National Association in the original principal amount of $1,500,000